UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2025
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia	30144
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (770) 419-3355
___________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At Artivion, Inc.’s (the “Company” or “Artivion”) 2025 Annual Meeting of Stockholders held on May 13, 2025 (the “Annual Meeting”), Artivion’s stockholders elected each individual that was nominated for election as director of the Company to serve until the next annual meeting or until their successors are elected and qualified. The stockholders also (i) approved, by non-binding vote, the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, (ii) ratified the preliminary selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025, and (iii) approved additional funding of 3,570,000 shares for the Amended and Restated Artivion, Inc. 2020 Equity and Cash Incentive Plan (the “Artivion ECIP”). The Artivion ECIP is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

(i) Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Ackerman	34,521,414	412,946	3,418,675
Daniel J. Bevevino	34,241,559	692,801	3,418,675
Marna P. Borgstrom	34,617,765	316,595	3,418,675
James W. Bullock	34,851,327	83,033	3,418,675
Jeffrey H. Burbank	31,287,380	3,646,980	3,418,675
Elizabeth A. Hoff	34,620,440	313,920	3,418,675
J. Patrick Mackin	34,648,899	285,461	3,418,675
Jon W. Salveson	34,567,384	366,976	3,418,675
Anthony B. Semedo	34,858,785	75,575	3,418,675

(ii) Approval, by non-binding vote, of the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
33,807,391	957,489	169,480	3,418,675

(iii) Ratification of the preliminary selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025

Votes For	Votes Against	Votes Abstain
38,295,831	46,180	11,024

(iv) Approval of additional funding of 3,570,000 shares for the Amended and Restated Artivion, Inc. 2020 Equity and Cash Incentive Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
33,039,609	1,751,437	143,314	3,418,675

Item 9.01(d)    Exhibits
(d)Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Artivion, Inc. 2020 Equity and Cash Incentive Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2025

ARTIVION, INC.

By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Chief Financial Officer and Executive Vice President, Finance